COLUMBIA FUNDS VARIABLE INSURANCE TRUST

                   Columbia Money Market Fund, Variable Series

       Supplement dated October 3, 2008 to the Prospectus, dated May 1, 2008

The Board of Trustees of the money market fund listed above (the "Fund") has approved and the Fund has applied for participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") through December 18, 2008.

Subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the market-based net asset value per share is less than $0.995 (i.e., does not round to a $1.00, a "guarantee event") and the Fund subsequently liquidates. The Program only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a guarantee event occurs, whichever is less. Accordingly, Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a guarantee event. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program.

The cost to participate in the initial three months of the Program will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate. Any additional cost to participate in the extended Program may also be borne by the Fund at that time.


        Shareholders should retain this Supplement for future reference.